                              CANARC RESOURCE CORP.

                             SUBSCRIPTION AGREEMENT

                            (United States Residents)

                                                         June 20, 1996


TO:      CANARC RESOURCE CORP.

FROM:    ________________________ (the "Subscriber")

         Subscription for and purchase of __________ Special Warrants of Canarc Resource Corp.

- --------------------------------------------------------------------------------

          Reference is made to an agency agreement (the "Agency Agreement" which will be dated as of June 20, 1996 between Canarc Resource Corp. (the "Company") and Nesbitt Burns Securities Inc. (the "Agent") providing for the issuance and sale by the Company with the assistance of the Agent of up to 4,100,000 special warrants (the "Special Warrants") for a consideration of Cdn.$2.25 per Special Warrant (the "Offering") on the terms and conditions set forth in the Agency Agreement. A copy of a term sheet (the "Term Sheet") outlining the features of the Special Warrants and certain terms of the Agency Agreement is attached as Schedule "A" hereto.

1.         Subscription

           The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase, subject to the terms and conditions set forth herein that number of Special Warrants of the Company set out above, and above the Subscriber's name on page 8 hereof at a price of Cdn.$2.25 per Special Warrant. The Subscriber understands that the Special Warrants subscribed for constitute a portion of the aggregate number of Special Warrants which are being offered for sale under the Agency Agreement.

2.         Description of Special Warrants

          The Special Warrants shall be created and issued pursuant to a special warrant indenture (the "Special Warrant Indenture") between Montreal Trust Company of Canada, as trustee, (the "Trustee"), and the Company to be dated as of the Closing Date (as hereinafter defined). The specific attributes of the Special Warrants shall be set forth in the Special Warrant Indenture, which shall provide, among other things, that the holders of Special Warrants shall be entitled to receive, without additional payment of any consideration in addition to the purchase price therefor, upon exercise of the Special Warrants in accordance with the terms of the Special Warrant Indenture, one common share (each, a "Common Share" and collectively, the

"Common Shares") and one-half of one whole common share purchase warrant (each, a "Purchase Warrant" and collectively, the "Purchase Warrants") subject to adjustment as described herein.

          The Special Warrants shall be exercisable at the option of the holder at any time on or before the earlier of 5:00 p.m. (Toronto time) on (a) the 5th business day after a receipt is issued by the last of the securities regulatory authorities in each of the Qualifying Jurisdictions (as hereinafter defined) for the final prospectus (the "Prospectus") qualifying the issuance (the "Prospectus Qualification") of the Common Shares and the Purchase Warrants and (b) June 20, 1997 (the "Expiry Date"). Any Special Warrants not exercised by the Expiry Date shall be exercised as contemplated herein immediately prior thereto without any further action on the part of the holder.

          The Company shall undertake to file the Prospectus and obtain receipts therefor from the applicable securities regulatory authorities in Ontario, and each of the other provinces of Canada where Subscribers reside (the "Qualifying Jurisdictions") within 90 days from the Closing Date (defined below) and in any event not later than 5:00 p.m. (Toronto time) on September 18, 1996 (the "Qualification Deadline"). In the event that receipts for the Prospectus are not obtained prior to the Qualification Deadline, then the holders of any outstanding Special Warrants shall have the option of electing either: (i) that Special Warrants held by them, upon exercise, will be subject to the Conversion Rate Increase defined below or (ii) to require the Company to repurchase the Special Warrants held by them for Cdn.$2.25 per Special Warrant, plus deemed interest thereon equal to the 90-day Canadian T-Bill rate, for the period from the date of issuance of the Special Warrants until the date of their repurchase. "Conversion Rate Increase" means an increase of 10% in the number of securities to be issued upon exercise of a Special Warrant such that 1.1 Common Shares and
0.55 of a Purchase Warrant are to be issued upon exercise of each Special Warrant, subject to adjustment as otherwise provided for in the Special Warrant Indenture. At the closing, one-half of the gross proceeds of the sale of the Special Warrants will be delivered to the Company less the commission referred to in paragraph 10 herein. The balance of the proceeds shall be held in escrow by the Trustee until the Qualification Deadline.

          The foregoing description of the Special Warrants is a summary only and is subject to the detailed provisions of the Special Warrant Indenture under which such securities shall be issued. In the event of a conflict, the provisions of the Special Warrant Indenture shall prevail.

3.        Payment

          The aggregate amount payable by the Subscriber in respect of the Special Warrants (the "Subscription Price") must accompany this Subscription Agreement and shall be made by certified cheque or bank draft drawn on a Canadian chartered bank and payable to Nesbitt Burns Securities Inc. or payable in such other manner as may be specified by the Agent to be dealt with in accordance with the provisions set forth herein.

4.        Questionnaire, Undertaking, Direction and Investment Letter

          The Subscriber must complete, sign and return the following documents along with two (2) executed copies of this Subscription Agreement to Nesbitt Burns Securities Inc. (Attention: Stephen Burleton) as soon as possible and, in any event, not later than two days prior to the Closing Date (defined below):

         (a) Schedule I, a questionnaire and undertaking required by The Toronto Stock Exchange on which the Common Shares are listed;

         (b) Schedule II, a direction with respect to registration and delivery instructions; and




         (c) Schedule III, a letter with respect to United States securities law matters.



          The Company will file the questionnaires and undertakings of Subscribers whose subscriptions are accepted by the Company with The Toronto Stock Exchange.

5.        Other Documentation

          The Subscriber may also be required to execute any further documentation as required under securities legislation or by the stock exchange or other regulatory authority in the province or jurisdiction in which the Subscriber is resident and covenants and agrees to do so upon request by the Company or the Agent.

6.        Closing

          Delivery and payment for the Special Warrants (the "Closing") will be completed at the offices of Grossman & Stanley, Barristers & Solicitors, 800-1090 West Georgia Street, Vancouver, British Columbia at 7:00 a.m. (Vancouver time) (the "Closing Time") on June 20, 1996 or such other date or time as the Company and the Agent shall mutually agree (the "Closing Date").

          Certificates representing the Special Warrants (individually a "Special Warrant Certificate" and collectively, the "Special Warrant Certificates") will be available for delivery against payment to the Company of the Subscription Price in the manner specified below.

          It is a condition of Closing that all necessary regulatory approvals be obtained and the documents completed in accordance with Section 4 hereof be received prior to the Closing Date. By its execution of this Subscription Agreement, the Company hereby agrees with the Subscriber that the Subscriber shall have the benefit of the following provisions set forth in the Agency
Agreement:

         (a) the representation and warranties made by the Company to the Agent and the undersigned as a purchaser of the Special Warrants; and




         (b) the covenants of the Company in favour of the Agent and the undersigned as a purchaser of the Special Warrants;



which representations or warranties, covenants and conditions are hereby incorporated by reference such that they form an integral part of this Subscription Agreement and all of which shall survive the closing of the purchase and sale of the Special Warrants and shall continue in full force and effect for the benefit of the Subscriber for the period set forth in the Agency Agreement.

7.       Prospectus Exemptions

          The sale and delivery of the Special Warrants to the Subscriber is conditional upon such sale being exempt from the requirements as to the filing of a prospectus and as to the delivery of an offering memorandum as defined in the applicable securities legislation or upon the issuance of such rulings, orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum.

          The Subscriber acknowledges and agrees that: (a) it (or others for whom it is contracting hereunder) was not provided with, has not requested, and does not need to receive, a prospectus or an offering memorandum as defined in the applicable securities legislation or similar document; (b) its decision to execute this subscription agreement and to purchase the Special Warrants agreed to be purchased hereunder (or by others for whom it is contracting hereunder) has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of the Company, the Agent or any other person or company and that its decision (or the decision of others for whom it is contracting hereunder) is based entirely upon the Term Sheet and publicly available information concerning the Company which was obtained by the Subscriber; (c) the sale of the Special Warrants was not accompanied by any advertisement in printed media of general and regular paid circulation, radio or television or otherwise; and (d) it (or others for whom it is contracting hereunder) has been advised to consult its own legal advisors with respect to applicable resale restrictions and it (or others for whom it is contracting hereunder) is solely responsible (and neither the Company nor the Agent is in any way responsible) for compliance with applicable resale restrictions.

          The Subscriber acknowledges and agrees that the Special Warrants and the Common Shares and Purchase Warrants issuable upon exercise of the Special Warrants are subject to statutory hold periods during which these securities may not be offered, resold or otherwise transferred in Canada, the United States or elsewhere except in compliance with applicable securities laws and the requirements of applicable stock exchanges and that the Subscriber shall not so offer, resell or otherwise transfer these securities except in compliance with applicable securities laws and the requirements of applicable stock exchanges. Subscribers confirm that no representation has been made respecting the applicable hold periods for the Special Warrants. Subscribers are advised to consult with their own legal advisers in connection with any applicable resale restrictions.

8.        Representations, Warranties and Covenants of the Subscriber

          The Subscriber hereby represents and warrants to the Company and the Agent (which representations and warranties shall survive closing) that:

         1. the Subscriber and any beneficial purchaser for whom you are acting are resident in the jurisdiction set out above your signatures on page 8; and


         2. the statements made by you in Schedule "III" are true and correct as at the date thereof.

9.       Reliance Upon Representations, Warranties and Covenants

          The Subscriber acknowledges that the representations and warranties and covenants contained in this Subscription Agreement and in Schedules hereto are made with the intent that they may be relied upon by the Company and the Agent to, among other things, determine its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase Special Warrants and the Subscriber hereby agrees to indemnify the Company and the Agent against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur which are caused by or arise from, directly or indirectly, their reliance thereon. The Subscriber further agrees that by accepting the Special Warrants the Subscriber shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Special Warrants and shall continue in full force and effect notwithstanding any subsequent disposition by him of the Special Warrants or the Common Shares or Purchase Warrants.

10.      The Agent

          The Subscriber understands that upon completion of the purchase from the Company of the Special Warrants, the Agent will receive from the Company a cash commission equal to 6% of the gross proceeds received by the Company from the sale of the Special Warrants to be sold under the Offering. In addition, the Agent will receive 150,000 Broker's Warrants with an exercise price of $2.45 and otherwise on the same terms and conditions as the Special Warrants. No other fee or commission is payable by the Company in connection with the sale of the Special Warrants. This Subscriber further understands that the Agent, their directors, officers, employees and affiliates may, from time to time, hold positions in securities of the Company.

11.       Contractual Right of Action for Rescission

          In the event that a holder of Special Warrants, who acquires Common Shares and Purchase Warrants upon the exercise of the Special Warrants as provided for in the Prospectus, is or becomes entitled under the Securities Act (Ontario) or the securities laws of any other Qualifying Jurisdiction to the remedy of rescission by reason of the Prospectus or any amendment thereto containing a misrepresentation, such holder shall be entitled to rescission not only of the holder's exercise of its Special Warrant(s) but also of the private placement transaction pursuant to which the Special Warrants were initially acquired, and shall be entitled in connection with such rescission to a full refund of all consideration paid on the acquisition of the Special Warrants. In the event such holder is a permitted assignee of the interest of the original Special Warrants subscriber, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee were such original subscriber. The foregoing is in addition to any other right or remedy available to a holder of Special Warrants under
Section 130 of the Securities Act (Ontario), or otherwise at law or pursuant to the applicable securities regulatory requirements of the Qualifying Jurisdictions.

12.       Costs

          All costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Special Warrants to the Subscriber shall be borne by the Subscriber.

13.       Appointment of Nesbitt Burns Securities Inc.
          as Subscriber's Agent


         The Subscriber, on its own behalf and (if applicable) on behalf of others for whom the Subscriber is contracting hereunder, hereby:

         (a) irrevocably authorizes Nesbitt Burns Securities Inc., to negotiate and settle the form of the Special Warrant Indenture and any other agreement to be entered into in connection with this transaction and to waive on its own behalf and on behalf of the purchasers of Special Warrants in whole or in part, or extend the time for compliance with, any of the closing conditions in such manner and on such terms and conditions as Nesbitt Burns Securities Inc. may determine, acting reasonably, without in any way affecting the Subscriber's obligations or the obligations of such others hereunder;

         (b) acknowledges and agrees that Nesbitt Burns Securities Inc. and the Company may vary, amend, alter or waive, in whole or in part, one or more of the conditions or covenants set forth in the Agency Agreement in such manner and on such terms and conditions as it may determine, acting reasonably, without affecting in any way the Subscriber or such others' obligations hereunder; provided, however, that Nesbitt Burns Securities Inc. shall not vary, amend, alter or waive any such condition where to do so would result in a material change to any of the material attributes of the Special Warrants described herein; and

         (c) irrevocably authorizes Nesbitt Burns Securities Inc. to swear, accept, execute, file and record any documents (including receipts) necessary to accept delivery of the Special Warrants on the Closing Date and to terminate this subscription on behalf of the Subscriber in the event that any condition precedent of the offering has not been satisfied.

14.       Appointment of Trustee

          The Subscriber hereby directs the Trustee or other suitable party to exercise all of the Special Warrants held by the Subscriber, on the Subscriber's behalf, if the Subscriber has not so exercised all or part of the Special Warrants on or before the Expiry Date, such direction being subject to revocation by the Subscriber at any time by providing the Trustee or other suitable party with written notice of such revocation. The Subscriber acknowledges and agrees that the terms of this Subscription Agreement do not require the Subscriber to give the authorization and direction set forth herein and the Subscriber may elect not to so authorize and direct by deleting this paragraph 14 and placing the Subscriber's initials beside the same at the time the Subscriber executes this Subscription Agreement.

15.       Facsimile to Subscriptions

          The Company and the Agent will be entitled to rely upon delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance of the Company of such facsimile copy will be legally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

16.       Governing Law

                  This Subscription Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

17.       Survival

          This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber notwithstanding the completion of the purchase of the Special Warrants by the Subscriber pursuant hereto, the issuance of Special Warrants of the Company and any subsequent disposition by the Subscriber of the Special Warrants, the Common Shares or the Purchase Warrants.

18.       Assignment

          This Subscription Agreement is not transferable or assignable by the parties hereto.

19.       Time of the Essence

          Time shall be of the essence of this Subscription Agreement.

20.       Entire Agreement

          This Subscription Agreement contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as otherwise stated or referred to herein.

21.       Information

          The Company hereby agrees with the Subscriber that it will, upon request, provide to the Subscriber or to any Qualified Institutional Buyer who is a prospective purchaser of the Special Warrants or the securities issuable on exercise thereof the business and financial information specified in Rule 144A(d) under the U.S. Securities Act of 1933 as amended.

22.       Language

          The Subscriber hereby acknowledges that it has consented and requested that all documents evidencing or relating in any way to the sale of Special Warrants be drawn up in the English language only. Nous, soussignes, reconnaissans par les presentees avoir consenti et exige que tous les documents faisant foi ou se rapportant de quelqu maniere a la vente de ces warrants soient re diges en langue anglaise seulement.

          IN WITNESS WHEREOF the Subscriber has duly executed this subscription as of the date first above mentioned.

Number of Special Warrants
to be purchased at Cdn.$2.25 each:  ________________

Total Purchase Price:               ________________


                                    ------------------------------------------
                                    (Name of Subscriber - Please type or print)


                                     -----------------------------------------
                                     (Signature and, if applicable, Office)


                                     ------------------------------
                                     (Address of Subscriber)


                                     ------------------------------
                                     (City, State, Postal Code)


          If the Subscriber is signing as agent for a principal, and the Subscriber is not a trust company signing as trustee or as an agent for a fully-managed account, please complete the following:

                                      ---------------------------------
                                      (Name of Beneficial Purchaser
                                      - Please type or print)


                                      ---------------------------------
                                      (Address of Beneficial Purchaser)


                                      ---------------------------------
                                      (City, State, Postal Code)

                                   ACCEPTANCE


          The above-mentioned Subscription Agreement is hereby accepted and agreed to by Canarc Resource Corp.

          DATED at Toronto, Ontario, the _____ day of June, 1996.


                                       CANARC RESOURCE CORP.



                                       Per:  _______________________
                                                Authorized Signing
                                                      Officer

                                  SCHEDULE "A"

                              CANARC RESOURCE CORP.

                     Special Warrants Exercisable into Units


Issuer:               Canarc Resource Corp. ("Canarc" or the "Company")

Issue: Special Warrants, each exercisable without further payment into Units consisting of one Common Share of the Company ("Common Share") plus one-half Common Share Purchase Warrant ("Purchase Warrant")

Form of Offering:     Private Placement of Special Warrants Warrant
                      ("Special Warrant")

Amount:               $9,225,000

Price:                Cdn.$2.25 per Special Warrant

Issue Size:           4,100,000 Special Warrants

Purchase
Warrant Terms:        Each whole Purchase Warrant will entitle the holder
                      thereof to purchase one Common Share of Canarc
                      Resource Corp. at a price of Cdn.$2.75 per share for a period of 24 months from closing.


Prospectus:           In the event that a final receipt for a prospectus
                      qualifying the Units, Common Shares and Purchase
                      Warrants for distribution in Canada and for resale through the facilities of The Toronto Stock Exchange is not issued by the Ontario Securities Commission on or before the date which is 90 days from closing, the holders of the Special Warrants shall have the option of electing either: (i) that their Special Warrants, upon exercise, will be subject to the Conversion Rate
                      Increase defined below or (ii) to require the Corporation to repurchase their Special Warrants for Cdn.$2.25 per Special Warrant, plus deemed interest thereon equal to the 90-day Canadian T-Bill rate, for the period from the date of issuance of the Special
                      Warrants until the date of their purchase. "Conversion
                      Rate Increase" means an increase of 10% in the number of Units to be issued upon exercise of a Special
                      Warrant, such that 1.1 Common Shares and 0.55 of a Warrant are to be issued upon exercise of each Special
                      Warrant.

Listing:              The Common Shares will be listed on The Toronto Stock
                      Exchange

Closing:              On or about June 20, 1996


Underwriter:          Nesbitt Burns Securities Inc.


Commission:           6% plus 150,000 Broker Dealer Warrants payable to the
                      Agents at the closing, having an exercise price of $2.45 and otherwise on the same terms and conditions as the Special Warrants.

                                   SCHEDULE I

                           THE TORONTO STOCK EXCHANGE

                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING


To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.


1.       DESCRIPTION OF TRANSACTION

         (a)   Name of issuer of the securities:  CANARC RESOURCE CORP.

         (b) Number and class of securities to be purchased: _____________ Special Warrants each exchangeable for one Unit comprised of one Common Share and one-half of one Common Share Purchase Warrant

         (c)   Purchase Price: (Cdn.)    $2.25


2.       DETAILS OF PURCHASER

         (a)      Name of Purchaser:
                  ______________________________________

                  --------------------------------------

                  --------------------------------------


          (b)     Address:  ____________________________

                  --------------------------------------

                  --------------------------------------


          (c) Names and addresses of persons having a greater than 10% beneficial interest in the Purchaser:

                  --------------------------------------

                  --------------------------------------

                  --------------------------------------

3.       RELATIONSHIP TO ISSUER

         (a) Is the Purchaser (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the Purchaser (or person named in response to 2(c)) qualifies as an insider:


               ------------------------------------------

               ------------------------------------------

               ------------------------------------------

        (b) If the answer to (a) is "no", are the Purchaser and the Issuer controlled by the same person or company? If so, give details:


               -------------------------------------------

               -------------------------------------------



4.       DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

         Give details of all trading by the Purchaser, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof:

         ------------------------------------------------------------

         ------------------------------------------------------------

         ------------------------------------------------------------

                                   UNDERTAKING


TO:      THE TORONTO STOCK EXCHANGE

          The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

          The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period equal to the lesser of (a) six months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer; and (b) a period ending on the date that a receipt for a final prospectus relating to the said securities or any securities derived therefrom has been issued by the Ontario Securities Commission, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

DATED AT:                                 ___________________________________
                                           (Name of Purchaser - please print)

this____day of

June, 1996                                ___________________________________
                                           (Authorized Signature)

                                          -----------------------------------
                                           (Official Capacity - please print)

                                          -----------------------------------
                                          (please  print here name of
                                          individual  whose signature
                                          appears  above if different
                                          from   name  of   purchaser
                                          printed above)



                                  SCHEDULE "II"

  Canarc Resource Corp.
  Suite 800, 850 W. Hastings Street
  Vancouver, British Columbia
  V6C 1E1

  Dear Sirs:

                           Re:      Canarc Resource Corp.
                                    Private Placement of Special Warrants
                                    -------------------------------------

                     1. Number of Special Warrants _______________ at $2.25 for an aggregate subscription price of $_____________________.







                     2. Delivery - please deliver the Special Warrant certificate(s) at the address appearing above unless indicated otherwise below:


                               --------------------------------------------

                               --------------------------------------------

                     3. Registration - registration of the single certificate which is to be delivered at Closing should be made as follows:


                              ---------------------------------------------
                                              (name)

                              ---------------------------------------------
                                              (address)

                              ---------------------------------------------

                     4. The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscribers' purchase of Special Warrants of the Company as may be required for filing with the appropriate securities commissions and regulatory authorities and stock exchanges.

                        DATED:________________________, 1996.


                                             ----------------------------------
                                                   (name of purchaser)

                                             Per: _____________________________
                                                     (signature)

                                                  _____________________________
                                                     (position)

In case more than one Special Warrant certificate is to be delivered at closing, please complete a Schedule "II" for each certificate to be delivered.

                                 SCHEDULE "III"


TO:      Canarc Resource Corp.
         Suite 800, 850 W. Hastings Street
         Vancouver, British Columbia
         V6C 1E1

Dear Sirs:

          In connection with our purchase of Special Warrants and Common Shares and Purchase Warrants issuable upon exercise of such Special Warrants (the "securities") of Canarc Resource Corp. (the "Company"), we confirm to you that:

         (a) we are authorized to consummate the purchase of the securities;

         (b) we understand that the securities have not and will not be registered under the Securities Act of 1933, as amended (the "U.S. Securities Act"), and that the sale contemplated hereby is being made in reliance on a private placement exemption to institutional accredited investors;

         (c) we are an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) (an "Institutional Accredited Investor") under the U.S. Securities Act and have such knowledge, sophistication and experience in business and financial matters that we are capable of evaluating the merits and risks of the prospective investment;

         (d) we are purchasing the securities in a minimum amount of the greater of Cdn.$150,000 and U.S.$100,000 for our own account (or for accounts as to which we exercise sole investment management discretion and have authority to make the statements contained in this letter, and each such account is purchasing securities having such aggregate purchase price), and not with a view to any resale, distribution or other disposition of the securities in any transaction that would be in violation of the securities laws of the United States or any state thereof;

         (e)

                  we have received a copy, for our information only, of the U.S. Subscription Agreement for the securities and a U.S. covering memorandum relating to the offering in the United States of the securities and we have been afforded the opportunity to obtain such additional information as we deem necessary;

         (f)

                  we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the securities and we are able to bear the economic risks of such investment;

         (g) we acknowledge that we have not purchased the securities as a result of any form of general solicitation or general advertising (as those terms are used in Rule 502(c) under the U.S. Securities Act);

         (h) we agree that we may offer, sell or otherwise transfer such securities (other than pursuant to an effective registration statement under the U.S. Securities Act) only if:

                  (i)  the sale is to the Company; or

                  (ii)(A) the sale is to an Institutional Accredited Investor and is a number of securities having an aggregate market value at the time of such sale of not less than U.S.$100,000;

                      (B) a  purchaser's  letter  containing   representations,
                          warranties and agreements substantially similar to those contained in this purchaser's letter (except that such purchaser's letter need not contain the representation set forth in paragraph (d) above), and satisfactory to Nesbitt Burns Securities Inc. (the "Placement Agent") and the Company, is executed by the purchaser and delivered to the Placement Agent and the Company prior to the sale; and

                      (C) all offers or  solicitations  in connection  with the
                          sale  are  arranged  and  conducted   solely  by  the
                          Placement Agent or the Company;

                  (iii) the sale is made outside the United States in accordance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act; or

                  (iv) the sale is made pursuant to the exemption from registration under the U.S. Securities Act provided by Rule 144A thereunder; or

                  (v) the sale is made pursuant to the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

                  (vi) the securities are sold in a transaction that does not require registration under the U.S.

                           Securities Act or any applicable United States state laws and regulations governing the offer and sale of securities, and we have furnished to the Transfer Agent (defined below) and the Company an opinion of counsel, reasonably satisfactory to the Transfer Agent (defined below) and the Company, to that effect;



        (i) we understand and acknowledge that upon original issuance of the securities and for such time as is required under applicable requirements of the U.S. Securities Act or state securities laws, the certificates representing the securities, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A SATISFACTORY LEGAL OPINION TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM THE TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

                  and that all certificates representing Common Shares and Purchase Warrants (and all certificates issued in exchange thereof) issuable upon exercise of the securities so legended will bear the same legend; provided, however, that if the securities are being sold under paragraph (h)(iii) above, the legend may be removed by providing a declaration to the Montreal

                  Trust Company of Canada (the "Transfer Agent") as transfer agent for the securities to the following effect:

                  "The undersigned (A) acknowledges that the sale of the securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933 and (B) certifies that (1) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believes that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the buyer is a U.S. person, (2) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in the United States in connection with the offer and sale of such securities and (3) the seller is not an affiliate of the issuer of the securities. Terms used herein shall have the meaning given to them by Regulation S."

         (j) we consent to the Company making a notation on its records or giving instructions to the Transfer Agent of the securities in order to implement the restrictions on Transfer set forth and described herein.

          You and the Transfer Agent are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

DATED:   ____________________                     ________________________
                                                  Name of Purchaser



                                                  By: _________________________
                                                      Name:
                                                      Title: